UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2006

EMC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-9853	No. 04-2680009
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA	01748
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported in our Form 10-Q for the quarter ended March 31, 2006, effective January 1, 2006, EMC Corporation modified the basis of presentation of its operating segments from previous reporting periods to reflect the change in measures used by management in evaluating the performance of its operating segments. Stock-based compensation and acquisition-related intangible asset amortization expenses were removed as components of segment operating profitability and presented as a separate reconciling item called “Corporate Reconciling Items”.

EMC is filing this Current Report on Form 8-K in order to retrospectively adjust, as required, the information contained in its Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 10-K”) to conform to the new presentation of its reportable segments presented by EMC in its 2006 Form 10-Q’s.

EMC has retrospectively adjusted in Exhibits 99.1 and 99.2 to this Current Report the following items that were contained in our 2005 10-K:

-Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

-Item 8. Financial Statements and Supplementary Data

The financial information contained in this Current Report is presented as of December 31, 2005, and except as indicated above, this information has not been updated to reflect financial results subsequent to that date or any other changes since the date of the 2005 10-K.

In a press release issued on November 13, 2006, EMC announced that it intends to offer convertible senior notes in a private offering, subject to market conditions and other factors. A copy of the press release is attached hereto as Exhibit 99.3, is incorporated herein by reference, and is hereby filed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Item 7 of Form 10-K for the fiscal year ended December 31, 2005: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Item 8 of Form 10-K for the fiscal year ended December 31, 2005: Financial Statements and Supplementary Data

99.3	Press release of EMC Corporation dated November 13, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ David I. Goulden
David I. Goulden
Executive Vice President and Chief Financial Officer

Date: November 13, 2006

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Item 7 of Form 10-K for the fiscal year ended December 31, 2005: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Item 8 of Form 10-K for the fiscal year ended December 31, 2005: Financial Statements and Supplementary Data

99.3	Press release of EMC Corporation dated November 13, 2006